200418  1/03
Prospectus Supplement
dated January 1, 2003 to:
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Putnam New York Tax Exempt Money Market Fund
Prospectus dated March 30, 2002, as revised September 30, 2002

Effective January 1, 2003, Putnam Investment Management, LLC ("Putnam Management") has agreed to limit fund expenses through June 30, 2003. As a result, the sections entitled "Fees and Expenses - Annual Fund
Operating Expenses," "Example" and "Who manages the fund?" are amended with the following information:


Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

Money Market Fund**

           Management    Distribution     Other     Total Annual Fund     Expense          Net
             Fees        (12b-1) Fees    Expenses   Operating Expenses  Reimbursement    Expenses
Class A     0.45%           NONE          0.35%          0.80%             0.20%          0.60%


* A deferred sales charge of up to 1% on class A shares may be imposed on certain redemptions of shares bought without an initial sales charge.

** Reflects Putnam Management's contractual obligation to limit fund expenses from January 1, 2003 through June 30, 2003. Expenses have been restated to reflect current fees.

                                   ****

EXAMPLE

Money Market Fund    1 year    3 years    5 years    10 years

Class A               $72       $245       $434        $980

                                   ****

The opening paragraph under the heading "Who manages the fund?" is replaced with the following:

Each fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be each fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. Each fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The Income Fund and Opportunities Fund each paid Putnam Management a management fee of 0.50% of average net assets for the fund's last fiscal year. The Money Market Fund paid Putnam Management a management fee of 0.45% of the average net assets for the fund's last fiscal year. Putnam Management has agreed to limit the fund's expenses beginning January 1, 2003 until June 30, 2003. See "Annual Fund Operating Expenses." Putnam Management's address is One Post Office Square, Boston, MA 02109.